COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of December 31, 2009				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Dec 31, 2009

Dallas, TX	3,678	$ 209,175	7.5%	95.4%	$ 687.19
Jacksonville, FL	3,471	$ 202,744	7.3%	95.7%	$ 755.87
Atlanta, GA	3,253	$ 253,358	9.1%	95.9%	$ 759.03
Houston, TX	3,191	$ 226,588	8.1%	94.3%	$ 787.43
Austin, TX	2,255	$ 158,469	5.7%	95.1%	$ 729.98
Nashville, TN	1,855	$ 129,632	4.7%	93.0%	$ 754.75
Tampa, FL	1,778	$ 123,935	4.5%	96.3%	$ 840.57
Raleigh/Durham, NC	1,341	$ 123,344	4.4%	95.7%	$ 777.23
Phoenix, AZ	792	$ 98,651	3.5%	91.7%	$ 714.11
South Florida	480	$ 53,355	1.9%	95.6%	$ 1,245.00
Orlando, FL	288	$ 14,793	0.5%	97.6%	$ 714.64
Large Markets	22,382	$ 1,594,044	57.2%	95.1%	$ 763.33

Memphis, TN	3,581	$ 192,394	6.9%	95.4%	$ 682.74
Columbus, GA	1,509	$ 78,747	2.8%	91.6%	$ 706.95
Jackson, MS	1,241	$ 60,191	2.2%	97.1%	$ 706.63
Greenville, SC	1,140	$ 51,589	1.9%	94.7%	$ 557.37
Lexington, KY	924	$ 61,100	2.2%	96.3%	$ 707.25
Little Rock, AR	808	$ 43,527	1.6%	96.2%	$ 662.85
Savannah, GA	526	$ 44,586	1.6%	97.7%	$ 828.96
All Other Secondary	10,616	$ 585,721	21.1%	95.2%	$ 689.33
Secondary Markets	20,345	$ 1,117,855	40.3%	95.2%	$ 686.51

Subtotal	42,727	$ 2,711,899	97.5%	95.2%	$ 726.75

Development and Lease-up Properties	877	$ 68,829	2.5%	91.0%	$ 848.04

Total Portfolio	43,604	$ 2,780,728	100.0%	95.1%	$ 729.19

NUMBER OF APARTMENT UNITS

	2009				2008
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

100% Owned Properties	42,684	41,767	41,764	41,626	41,928
Properties in Joint Ventures	920	920	626	626	626
Total Portfolio	43,604	42,687	42,390	42,252	42,554

SAME STORE (EXCLUDES 6 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of December 31, 2009 unless otherwise noted

		Three Months Ended December 31, 2009
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$6,986	$3,133	$3,853	$674.23	95.5%	93.3%	54.2%
Jacksonville, FL	2,947	$6,886	$2,786	$4,100	$762.52	95.7%	91.8%	58.0%
Atlanta, GA	2,943	$6,862	$3,174	$3,688	$749.58	96.1%	91.7%	53.7%
Houston, TX	2,646	$6,319	$2,937	$3,382	$779.08	94.1%	90.1%	66.0%
Nashville, TN	1,569	$3,659	$1,418	$2,241	$754.68	93.1%	90.2%	55.7%
Austin, TX	1,392	$3,230	$1,519	$1,711	$729.06	94.1%	89.6%	60.4%
Tampa, FL	1,120	$2,972	$1,239	$1,733	$824.49	96.4%	94.8%	48.2%
South Florida	480	$1,853	$657	$1,196	$1,245.00	95.6%	93.8%	48.8%
Phoenix, AZ	480	$955	$532	$423	$682.77	90.6%	85.3%	66.5%
Raleigh/Durham, NC	384	$832	$298	$534	$661.90	97.9%	95.2%	44.0%
Subtotal	17,145	$40,554	$17,693	$22,861	$756.10	95.1%	91.6%	56.8%

Secondary Markets
Memphis, TN	3,210	$6,662	$3,002	$3,660	$683.90	95.0%	91.9%	51.2%
Columbus, GA	1,509	$3,248	$1,362	$1,886	$706.95	91.6%	89.7%	78.6%
Jackson, MS	1,241	$2,785	$1,034	$1,751	$706.63	97.1%	94.9%	56.6%
Greenville, SC	1,140	$2,028	$938	$1,090	$557.37	94.7%	90.0%	54.0%
Lexington, KY	924	$2,026	$750	$1,276	$707.25	96.3%	93.5%	58.8%
Little Rock, AR	808	$1,698	$650	$1,048	$662.85	96.2%	96.1%	54.2%
Savannah, GA	526	$1,387	$529	$858	$828.96	97.7%	94.7%	63.5%
All Other Secondary	10,322	$22,340	$9,296	$13,044	$688.18	95.3%	92.4%	59.6%
Subtotal	19,680	$42,174	$17,561	$24,613	$686.12	95.2%	92.4%	59.0%

Operating Same Store	36,825	$82,728	$35,254	$47,474	$718.70	95.1%	92.0%	58.0%

Revenue Straight-line Adjustment (2)		$359		$359
Total Same Store		$83,087		$47,833

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED SEPTEMBER 30, 2009 (PRIOR QUARTER) AND THREE MONTHS ENDED DECEMBER 31, 2008 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	-1.5%	-0.7%	-7.4%	0.2%	4.0%	-1.3%	-0.5%	0.7%	-1.3%	-3.7%
Jacksonville, FL	-2.1%	-5.1%	-4.1%	-3.9%	-0.6%	-5.9%	-1.0%	2.6%	-1.6%	-6.7%
Atlanta, GA	-0.7%	-0.1%	-0.8%	8.1%	-0.7%	-6.3%	-0.4%	4.7%	-1.9%	-5.4%
Houston, TX	-2.0%	-5.2%	-3.1%	-13.3%	-1.0%	3.2%	-0.3%	-1.0%	-2.1%	-4.7%
Nashville, TN	-5.2%	-6.1%	-9.2%	0.1%	-2.5%	-9.6%	-1.7%	-0.8%	-1.8%	-4.9%
Austin, TX	-4.0%	-3.6%	-6.8%	3.7%	-1.3%	-9.2%	-1.5%	1.4%	-1.6%	-6.4%
Tampa, FL	-0.3%	-2.2%	-0.6%	-1.4%	0.0%	-2.7%	-0.6%	1.0%	-0.9%	-4.4%
South Florida	-0.8%	-0.4%	-10.1%	1.4%	5.2%	-1.4%	-0.9%	0.8%	-0.6%	-1.0%
Phoenix, AZ	-2.5%	-7.1%	-3.6%	1.3%	-0.9%	-15.9%	-3.4%	4.8%	-2.3%	-13.3%
Raleigh/Durham, NC	-0.6%	-1.8%	-3.6%	2.1%	1.1%	-3.8%	3.9%	3.6%	-2.6%	-6.2%
Subtotal	-2.0%	-3.1%	-4.6%	-1.4%	0.2%	-4.3%	-0.7%	1.6%	-1.6%	-5.2%

Secondary Markets
Memphis, TN	-0.9%	-0.1%	-5.7%	-3.1%	3.3%	2.5%	-1.7%	1.2%	-0.2%	-1.6%
Columbus, GA	-4.0%	-3.6%	-2.9%	-0.1%	-4.7%	-6.1%	-4.0%	0.3%	-0.3%	-3.9%
Jackson, MS	1.9%	3.9%	2.0%	6.5%	1.9%	2.5%	-0.7%	1.7%	0.0%	-0.5%
Greenville, SC	-2.8%	-3.3%	-4.0%	11.7%	-1.8%	-13.3%	0.3%	0.0%	-2.2%	-6.0%
Lexington, KY	-0.7%	-2.8%	-12.5%	4.2%	7.8%	-6.5%	0.7%	4.0%	0.1%	-3.6%
Little Rock, AR	-1.2%	1.0%	-5.0%	-1.1%	1.4%	2.2%	-1.4%	0.3%	-1.0%	-0.7%
Savannah, GA	-3.2%	-3.7%	-2.8%	3.9%	-3.5%	-7.9%	-1.9%	0.6%	-1.3%	-4.0%
All Other Secondary	-1.9%	-0.8%	-6.5%	0.0%	1.7%	-1.4%	-0.7%	2.5%	-1.3%	-4.0%
Subtotal	-1.6%	-0.9%	-5.6%	0.6%	1.4%	-1.9%	-1.0%	1.9%	-0.9%	-3.4%

Operating Same Store	-1.8%	-2.0%	-5.1%	-0.4%	0.8%	-3.1%	-0.9%	1.7%	-1.3%	-4.3%

Including revenue straight-line adjustment:
Total Same Store	-1.4%	-1.7%			1.6%	-2.6%

SAME STORE (EXCLUDES 6 FULL RENOVATION AND 3 HELD FOR SALE COMMUNITIES)

Dollars in thousands	Three Months Ended December 31,		Percent
	2009	2008	Change
Revenues
Operating	$ 82,728	$ 84,392	-2.0%
Straight-line adjustment (1)	359	133
Total Same Store	$ 83,087	$ 84,525	-1.7%

Expense	$ 35,254	$ 35,406	-0.4%

NOI
Operating	$ 47,474	$ 48,986	-3.1%
Straight-line adjustment (1)	359	133
Total Same Store	$ 47,833	$ 49,119	-2.6%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS SIX EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the six full renovation communities (1,752 units).

	Three Months Ended December 31,		Percent
	2009	2008	Change
Revenues
Operating	$ 86,722	$ 88,305	-1.8%
Straight-line adjustment (2)	367	128
Total Same Store	$ 87,089	$ 88,433	-1.5%

Expense	$ 36,958	$ 37,111	-0.4%

NOI
Operating	$ 49,764	$ 51,194	-2.8%
Straight-line adjustment (2)	367	128
Total Same Store	$ 50,131	$ 51,322	-2.3%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

		Three Months Ended
		Dec 31, 2009	Sept 30, 2009	Dec 30, 2008
NOI
Same store		$ 47,833	$ 47,085	$ 49,119
Non-same store		7,238	6,026	5,983
Total NOI		55,071	53,111	55,102
Held for sale NOI included above		(191)	(327)	(684)
Management fee income		88	78	59
Depreciation		(24,703)	(23,913)	(23,623)
Acquisition expense		(811)	(30)	-
Property management expense		(4,469)	(4,007)	(3,924)
General and administrative expense		(3,014)	(3,163)	(3,090)
Interest and other non-property income		76	161	170
Interest expense		(14,022)	(14,371)	(15,731)
Gain (loss) on debt extinguishment		-	(2)	(113)
Amortization of deferred financing costs		(593)	(587)	(607)
Net casualty gains (loss) and other settlement proceeds		285	(109)	340
Gains on sale of non-depreciable assets		14	1	-
Loss from real estate joint ventures		(176)	(288)	(288)
Discontinued operations		2,225	324	578
Net income attributable to noncontrolling interests		(474)	(260)	(456)
Net income attributable to Mid-America Apartment Communities, Inc.		$ 9,306	$ 6,618	$ 7,733

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEVELOPMENT (Dollars in thousands)

EXPENDITURES		Current	Estimated
	Total	Estimated	Cost	Cost
	Units	Cost	per Unit	to Date
Copper Ridge Phase I, Dallas, TX	261	22,792	87	22,792

ESTIMATED TIMELINE	Construction		Initial
	Start	Finish	Occupancy	Stabilization
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2009	2Q 2008	2Q 2010

UNITS	Actual Units as of December 31, 2009
	Completed	Occupied
Copper Ridge Phase I, Dallas, TX	261	248

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended	Trailing
		December 31, 2009	4 Quarters
Net income attributable to Mid-America Apartment Communities, Inc.		$ 9,306	$ 37,211
Depreciation		24,703	96,019
Interest expense		14,022	57,094
Loss on debt extinguishment		-	140
Amortization of deferred financing costs		593	2,374
Net casualty loss and other settlement proceeds		(285)	(32)
Gain on sale of non-depreciable assets		(14)	(15)
Gain on sale of discontinued operations		(2,049)	(4,649)
EBITDA		$ 46,276	$ 188,142

		Three Months Ended December 31,
		2009	2008
EBITDA/Debt Service		3.20x	2.90x
Fixed Charge Coverage (1)		2.68x	2.51x
Total Debt as % of Total Gross Assets		50%	50%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF DECEMBER 31, 2009
Dollars in thousands

DEBT OUTSTANDING SUMMARIES				Average
				Years to
			Principal	Contract	Effective
			Balance	Maturity	Rate
	Conventional - Fixed Rate or Swapped		$ 927,076	3.3	5.4%
	Tax-free - Fixed Rate or Swapped		37,405	7.2	4.7%
	Conventional - Variable Rate (1)		262,829	4.9	0.9%
	Conventional - Variable Rate - Capped (2)		107,936	5.5	0.8%
	Tax-free - Variable Rate - Capped (2)		64,350	2.2	1.1%
		Total Debt Outstanding	$ 1,399,596	3.9	4.0%

	(1) Includes a $15 million mortgage with an imbedded cap at a 7% rate.
	(2) When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

			Line	Amount	Amount
			Limit	Collateralized	Borrowed
	Fannie Mae Credit Facilities		$ 1,044,429	$ 1,044,429	$ 1,004,833
	Freddie Mac Credit Facilities		300,000	298,247	298,247
	Regions Credit Facility		50,000	45,774	-
	Other Borrowings		96,516	96,516	96,516
		Total Debt	$ 1,490,945	$ 1,484,966	$ 1,399,596

CONTRACT MATURITIES
	Line Limit
	Credit Facilities
	Fannie Mae	Freddie Mac	Regions	Other	Total
2010	$ -	$ -	$ 50,000	$ -	$ 50,000
2011	80,000	100,000	-	-	180,000
2012	80,000	-	-	-	80,000
2013	203,193	-	-	-	203,193
2014	321,236	200,000	-	18,363	539,599
2015	120,000	-	-	52,891	172,891
Thereafter	240,000	-	-	25,262	265,262
Total	$ 1,044,429	$ 300,000	$ 50,000	$ 96,516	$ 1,490,945

SWAPS AND FIXED RATE MATURITIES

	Swap Balances			Total
		SIFMA	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Balances	Balance	Rate
2010	$ 140,000	$ 8,365	$ -	$ 148,365	5.7%
2011	158,000	-	-	158,000	5.2%
2012	150,000	17,800	-	167,800	5.1%
2013	190,000	-	-	190,000	5.2%
2014	144,000	-	18,363	162,363	5.7%
2015	75,000	-	37,691	112,691	5.6%
Thereafter	-	-	25,262	25,262	5.6%
Total	$ 857,000	$ 26,165	$ 81,316	$ 964,481	5.4%

OTHER DATA

PER SHARE DATA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Dividend paid per common share	$0.615	$0.615	$2.460	$2.460

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	1/29/2010	1/15/2010
Preferred Series H - quarterly	$0.51875	12/23/2009	12/14/2009

PREFERRED STOCK	Number of	Liquidation	Total	Earliest
	Shares Issued	Preference	Liquidation	Optional
	and Outstanding	per Share	Value	Call Date
8.30% Series H Cumulative Redeemable
Preferred Stock	6,200,000	$ 25.00	$ 155,000,000	8/11/2008